UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment 1

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2009

Organa Technologies Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-128191	02-0545879
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6652
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

 SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 6, 2009, the Company’s Board of Directors determined not to engage Liebman, Goldberg & Drogin, LLP for further audits based upon the withdrawal of the 2007 audit. A new audit firm has not been determined at this time.

The audit report from Liebman, Goldberg & Drogin filed in the 2007 Form 10K was withdrawn by Liebman, Goldberg, and Drogin on December 31, 2008.  As such the Form 10/A and Form 10Qs for the quarter ending March 31, 2008, the quarter ending June 30, 2008, and the quarter ending September 30, 2008 will require to be reviewed by the new auditors, once an auditor has been selected.

The prior two years audit reports contained no adverse opinions.

The Company has provided a copy of this disclosure to Liebman Goldberg & Hymowitz LLP f/k/a Liebman Goldberg & Drogin, and has asked that they provide a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to this Item 4.02, and if they do not, stating the respects in which it does not agree.  A copy of the response letter is attached hereto as an Exhibit.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 6, 2009, the Company was notified by Liebman Goldberg & Drogin, LLP, its independent accountants, that an audit report issued by a representative of the firm, under the firm’s name, was not authorized by the firm, and therefore withdraws their report for the period ending December 31, 2007.  As such the following financial statements should no longer be relied upon as a result of this withdrawal:

(1)	Form 10-K filed April 14, 2008
(2)	Form 10/A filed May 1, 2008
(3)	Form 10Q filed May 15, 2008
(4)	Form 10Q filed August 19, 2008

Upon receipt of the acknowledgement letter dated 3/26/09 by Liebman Goldberg & Hymowitz, LLP, a director of Organa Technologies Group, Inc. contacted and spoke with Liebman who stated that his firm was not aware of any reviews of quarterly reports for 2008.  The Company acknowledges its obligation to file within two days of receipt any letter from the former accountants in regards to this filing, or any further amendments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements
     Not applicable.

(b)          Pro Forma Financial Information

          Not applicable.

(c)          Exhibits:

          Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANA TECHNOLOGIES GROUP, INC

Date: March 17, 2009	By:	/s/ J. Jason Dieterle
Name: J. Jason Dieterle
Title: Chief Executive Officer